UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

Otelco Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32362	52-2126395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Third Avenue East, Oneonta, AL 35121

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 625-3574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Otelco Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 11, 2017. As set forth below, at the Annual Meeting, the holders of the Company’s Class A Common Stock voted on four proposals.

Proposal 1 – Election of Directors

At the Annual Meeting, the holders of the Company’s Class A Common Stock elected Norman C. Frost, Curtis L. Garner, Jr., Howard J. Haug, Stephen P. McCall, Brian A. Ross, Robert J. Souza and Gary L. Sugarman as directors of the Company for a term to expire at the Company’s 2018 Annual Meeting of Stockholders. The results of the voting were as follows:

	For	Withheld	Broker Non-Vote
Norman C. Frost	573,052	536,190	1,057,348
Curtis L. Garner, Jr.	569,496	539,746	1,057,348
Howard J. Haug	570,004	539,238	1,057,348
Stephen P. McCall	601,447	507,795	1,057,348
Brian A. Ross	601,547	507,695	1,057,348
Robert J. Souza	598,059	511,183	1,057,348
Gary L. Sugarman	564,511	544,731	1,057,348

Proposal 2 – Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the holders of the Company’s Class A Common Stock voted on the ratification of the appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Vote
2,134,762	26,269	5,559	0

Proposal 3 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executives

At the Annual Meeting, the holders of the Company’s Class A Common Stock voted on the approval, on an advisory basis, of the compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non- Vote
710,886	385,354	13,002	1,057,348

Proposal 4 – Advisory Vote on the Frequency of Holding Future Advisory Votes on the Compensation of the Company’s Named Executives

At the Annual Meeting, the holders of the Company’s Class A Common Stock voted on an advisory resolution with respect to whether future advisory votes on the compensation of the Company’s named executive officers should occur annually, every two years or every three years. The results of the voting were as follows:

Annual	Every Two Years	Every Three Years	Abstain	Broker Non- Vote
952,382	107,941	46,740	2,179	1,057,348

In light of these voting results, the Company has determined that it will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next advisory vote with respect to the frequency of advisory votes on the compensation of the Company’s named executive officers. An advisory vote with respect to the frequency of advisory votes on the compensation of the Company’s named executive officers is required to be held at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTELCO INC.
(Registrant)
Date: May 11, 2017
	By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer